Amplify CWP Enhanced Dividend Income ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 90.4%	Shares	Value
Communication Services - 7.4%
Meta Platforms, Inc. - Class A	332,266	$245,242,212
Verizon Communications, Inc.	2,129,677	92,151,124
		337,393,336

Consumer Discretionary - 12.8%
Home Depot, Inc. (a)	612,343	224,509,437
McDonald's Corp.	629,924	184,044,895
TJX Cos., Inc.	1,450,597	179,134,224
		587,688,556

Consumer Staples - 5.9%
Coca-Cola Co.	1,265,630	89,543,323
Procter & Gamble Co.	1,125,964	179,388,584
		268,931,907

Energy - 3.1%
Chevron Corp.	974,271	139,505,864

Financials - 24.2%
American Express Co.	657,551	209,745,618
CME Group, Inc.	791,986	218,287,181
Goldman Sachs Group, Inc.	317,510	224,717,702
JPMorgan Chase & Co.	768,226	222,716,400
Visa, Inc. - Class A	649,541	230,619,532
		1,106,086,433

Health Care - 3.9%
Amgen, Inc.	475,404	132,737,551
Merck & Co., Inc.	578,953	45,829,919
		178,567,470

Industrials - 14.1%
Caterpillar, Inc.	537,944	208,835,240
Honeywell International, Inc.	865,829	201,634,258
RTX Corp.	1,604,890	234,346,038
		644,815,536

Information Technology - 14.5%
Apple, Inc. (a)	885,595	181,697,526
International Business Machines Corp.	852,353	251,256,617
Microsoft Corp.	461,557	229,583,068
		662,537,211

Materials - 2.4%
Agnico Eagle Mines Ltd. (a)	934,374	111,125,100

Utilities - 2.1%
Duke Energy Corp.	824,010	97,233,180
TOTAL COMMON STOCKS (Cost $3,497,316,945)		4,133,884,593

AFFILIATED EXCHANGE TRADED FUNDS - 3.8%	Shares	Value
Amplify Samsung SOFR ETF (b)(c)	1,736,725	173,967,743
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $174,197,081)		173,967,743

SHORT-TERM INVESTMENTS - 5.8%		Value
Investments Purchased with Proceeds from Securities Lending - 0.0%(d)	Shares
First American Government Obligations Fund - Class X, 4.25% (e)	2,147,250	2,147,250

Money Market Funds - 5.8%	Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.26% (e)	263,472,591	263,472,591
TOTAL SHORT-TERM INVESTMENTS (Cost $265,619,841)		265,619,841

TOTAL INVESTMENTS - 100.0% (Cost $3,937,133,867)		4,573,472,177
Other Assets in Excess of Other Assets - 0.0% (d)		740,262
TOTAL NET ASSETS - 100.0%		$4,574,212,439
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(b)	All or a portion of this security is on loan as of June 30, 2025. The fair value of these securities was $2,103,570.
(c)	Affiliated security as defined by the Investment Company Act of 1940.
(d)	Represents less than 0.05% of net assets.
(e)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.

Security Name	Value at September 30, 2024	Purchases	Sales	Net Realized Gain (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at June 30, 2025	Ending Shares
Amplify Samsung SOFR ETF	178,493,023	101,964,528	(106,233,447)	(199,886)	(56,475)	5,958,942	173,967,743	1,736,725
	$ 178,493,023	$ 101,964,528	$ (106,233,447)	$ (199,886)	$ (56,475)	$ 5,958,942	$ 173,967,743	1,736,725

Amplify CWP Enhanced Dividend Income ETF
Schedule of Written Options
June 30, 2025 (Unaudited)

WRITTEN OPTIONS - (0.1)%	Notional Amount	Contracts	Value
Call Options - (0.1)% (a)(b)
Agnico Eagle Mines Ltd., Expiration: 07/03/2025; Exercise Price: $130.00	$(59,465,000)	(5,000)	$(112,500)
Apple, Inc., Expiration: 07/03/2025; Exercise Price: $215.00	(82,068,000)	(4,000)	(82,000)
Home Depot, Inc.		–	$–
Expiration: 07/11/2025; Exercise Price: $365.00	(146,656,000)	(4,000)	(2,320,000)
Expiration: 07/11/2025; Exercise Price: $370.00	(14,775,592)	(403)	(133,998)
TOTAL WRITTEN OPTIONS (Premiums received $2,822,811)			$(2,648,498)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify CWP Enhanced Dividend Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	4,133,884,593	–	–	4,133,884,593
Affiliated Exchange Traded Funds	173,967,743	–	–	173,967,743
Investments Purchased with Proceeds from Securities Lending	2,147,250	–	–	2,147,250
Money Market Funds	263,472,591	–	–	263,472,591
Total Investments	4,573,472,177	–	–	4,573,472,177

Liabilities:
Investments:
Written Options	–	(2,648,498)	–	(2,648,498)
Total Investments	–	(2,648,498)	–	(2,648,498)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Secured Borrowings (Unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity. As of June 30, 2025, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent